UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2020

B2Digital, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-11882	84-0916299
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4522 West Village Drive, Suite 215, Tampa, FL 33624
(Address of principal executive offices, including zip code)

(813) 961-3051
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Principal Independent Accountant

On January 7, 2020, B2Digital, Incorporated, a Delaware corporation (the “Company”), informed Accell Audit & Compliance, P.A., the Company’s principal independent accountant (“Accell”), of the Company’s decision, which was approved by the Company’s Board of Directors, to dismiss Accell as the Company’s principal independent accountant effective as of October 1, 2019.

None of the reports of Accell, on the Company's financial statements for the past year or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Accell, for the most recent fiscal year ended March 31, 2019 and any subsequent interim period through January 7, 2020 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Accell, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Accell has not advised the Company that:

1)	internal controls necessary to develop reliable financial statements did not exist; or

2)	information has come to the attention of Accell which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3)	the scope of the audit should be expanded significantly, or information has come to the attention of Accell that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended March 31, 2020.

The Company provided Accell with a copy of the disclosures in this Current Report on Form 8-K (the “Form 8-K”) prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Accell's letter dated January 9, 2020 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of New Principal Independent Accountant

On January 9, 2020, the Company engaged Assurance Dimensions (“AD”) as the Company's independent registered public accounting firm for the year ending March 31, 2020. The engagement was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging AD, neither the Company nor anyone on its behalf consulted AD regarding either: (i) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter regarding the Company that was either the subject of a disagreement or a reportable event.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Accell Audit & Compliance, P.A. Dated January 9, 2020 Regarding Change in Certifying Accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B2Digital, Incorporated

Date: January 9, 2020	By:	/s/ Greg P. Bell
Greg P. Bell, Chief Executive Officer

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